SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 15, 2003

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                     333-36234                  94-0905160
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

          1155 Battery Street
      San Francisco, California                                   94111
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 9.  REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated April 15, 2003 titled "Levi Strauss & Co.: Allegations in Wrongful Termination Case are False."

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2003


                                        LEVI STRAUSS & CO.


                                        By /s/ William B. Chiasson
                                           -----------------------
                                           William B. Chiasson
                                           Title:  Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

   99                Press Release dated April 15, 2003.

                                                                      Exhibit 99


LEVI                                1155 Battery Street, San Francisco, CA 94111
STRAUSS
   & Co.
NEWS

                                     Investor Contact:      Bill Chiasson, CFO
                                                            (415) 501-7408

                                     Media Contact:         Jeff Beckman
                                                            (415) 501-1698


     Levi Strauss & Co.: Allegations in Wrongful Termination Case are False


SAN FRANCISCO (April 15, 2003) - Levi Strauss & Co. today stated that allegations about tax and financial accounting irregularities made about the company in a California state court are false, noting that these claims are being made in a pending wrongful termination lawsuit.

"The two former employees who filed the lawsuit were dismissed late last year for reasons completely unrelated to the allegations made in their lawsuit," said Phil Marineau, Levi Strauss & Co.'s chief executive officer. "Unfortunately, they have chosen to respond to their dismissal by making false claims in litigation. After these two individuals raised concerns about Levi Strauss & Co.'s tax accounting, the company's audit committee launched a thorough and independent investigation using outside legal counsel and our outside auditors. Based on the results of the investigation, we confirmed that our tax accounting was accurate and appropriate.

"We take any allegation about our financial reporting very seriously," said Marineau. "We have rigorous practices in place to ensure the integrity of our accounting procedures, including external reviews. We conducted numerous reviews of the issues raised by these former employees, including the independent investigation, which found absolutely nothing to support the allegations. Our financial statements are accurate."

The company said that it plans to vigorously defend against these claims and pursue all available legal remedies.

This news release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," "projects," "seeks," or similar expressions. These forward-looking statements necessarily reflect the best judgment of our senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Investors should consider the information contained in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the fiscal year ended 2001, especially in the Risk Factors and Management's Discussion and Analysis sections, our most recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Other unknown or unpredictable factors also could have material adverse effects on our future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this news release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this news release.

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